© 2005 AGL Resources.  All rights reserved.
Bank of America
35th Annual

Investment Conference

September 20, 2005
San Francisco, CA
Paula Rosput Reynolds
Chairman, President and Chief Executive Officer

Bank of America Investor Conference - AGL Resources

Important Note to Investors –
Forward Looking Statements

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate,"
"assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may," "plan," "predict,"
"project,” "future," "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission, which we incorporate by reference in this presentation.  Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

Bank of America Investor Conference - AGL Resources

Important Note to Investors
Non-GAAP Measures
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations.  EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure.  Items that are not included in EBIT are financing costs, including debt and interest expense, income taxes and the cumulative effect of changes in accounting principles.  The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes.  These items are included in the company’s calculation of operating income.  The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company’s operating performance than operating income or net income as determined in accordance with GAAP.  In addition, the company’s EBIT or operating margin may not be comparable to similarly titled measures of another company.

Elizabethtown Gas
Columbia Pipeline
Elkton Gas
Virginia Gas
East Tennessee Pipeline
Chattanooga Gas
Atlanta Gas Light
Sonat Pipeline
Sequent
Jefferson Island
Storage & Hub

AGL Resources

Bank of America Investor Conference - AGL Resources

Transco Pipeline
State   Customers
         (000s)
GA            1,566
NJ       267
VA       260
FL       103
TN          61
MD        6
Total      2,263
-
Premier East Coast
Gas Operations
FGT Pipeline
Florida City Gas
SouthStar
Virginia Natural Gas
The Platform
•	2.3 million customers – scale to succeed
•	Florida to New Jersey geographic footprint
•	Manage 65 Bcf of storage

Bank of America Investor Conference - AGL Resources

Chairman, President, CEO                       Paula Rosput Reynolds              PG&E, PanEnergy, Duke
SVP, Chief Financial Officer                     Drew Evans                               Mirant, Southern Company, Federal Reserve Bank
EVP, Distribution, External Affairs        Kevin Madden                           FERC
SVP, Governmental Affairs                Lindsay Thomas               US Congress; Georgia Chamber
President - Sequent Energy              Doug Schantz                  Cinergy, Kinder-Morgan, Transco
Chief Information Officer          Kristin Kirkconnell           BellSouth, NASDAQ
SVP, Engineering and Operations         Ralph Cleveland               ExxonMobil
SVP, Business Development         Dana Grams              Shell Oil (Coral), Phibro
•	Diverse backgrounds in public companies (large and small cap)
•	Government, regulatory and civic experience
•	Extensive energy industry experience
•	Proven track record
Diverse Management Team Leads
Turnaround To Growth

-2%
20%
4%
3%
75%
Distribution Operations
Wholesale Services
Energy Investments
Retail Energy
Corporate

-6%
3%
6%
12%
85%

AGL Resources

Bank of America Investor Conference - AGL Resources

ATG: Strong Regulated
Earnings and Asset Base
YTD 2005 Consolidated
EBIT by Segment
June 2005 Consolidated
Assets by Segment

$300
$250
$200
$150
$100
$50
$0
-$50
12/01
12/02
12/03*
12/04
06/05
AGL CHAT VNG ETG FCG Other

Elkton Gas, $5
Florida City Gas, $121
Elizabethtown Gas, $397
Chattanooga Gas, $94
Virginia Natural Gas, $325
Atlanta Gas Light, $1,402

2,500
2,000
1,500
1,000
500
0
Sep-01
Dec-02
Dec-03
Dec-04
Jun-05
AGL CHAT VNG ETG FCG Other

AGL Resources

Bank of America Investor Conference - AGL Resources

Average End Use Customers
(Thousands)
Rate Base
(Millions)
Atlanta Gas Light
rate base $214
million for PRP
Authorized Rate of Return (Percent)
Atlanta Gas Light   10.9
Chattanooga      10.2
Elkton Gas      12.5
Elizabethtown Gas   10.0
Florida City Gas   11.25
Virginia Natural Gas   10.0-11.4
Growth In EBIT
(Millions)
* Contains $13 million net gain on asset sale
Growth in Our Utilities …

1200
1000
800
600
400
200
0
2004*
2005
AGL
NUI

$400
$350
$300
$250
$200
$150
$100
$50
$0
302
2004*
2005E
AGL
NUI

	Orders/Day/Employee		Appointment Attainment	
	Jan 2005	Jun 2005	Jan 2005	Jun 2005
AGL Resources (Excluding NUI)	13.8	14.5	95.7%	97.3%
NUI (Post Acquisition)	9.4	15.2	95.7%	96.8%

AGL Resources

Bank of America Investor Conference - AGL Resources

If NUI’s O&M per customer
reached AGL’s level, it would
mean savings of ~$58MM, or
52% of NUI’s total O&M.
O&M per Customer
•	Numbers are on a fiscal year basis.
•	NUI is for 2003.
•	2005 is an annualized amount based on consolidated AGL YTD 2nd quarter 2005 O&M per customer of $81.
Customers per Employee
•	Numbers are on a fiscal year basis, except NUI (12/04)
•	2005 as of 6/30/05 and assumes approximately 90% of AGL Services Company personnel support Distribution Operations in 2005.
Distribution Operations Metrics:
“Faster, Better, Cheaper”

Bank of America Investor Conference - AGL Resources

Working the Regulatory Compact
to Foster Annuity-Like Earnings
•	Stay-outs in Georgia (5 years) and New Jersey (5-year rate freeze with 75% sharing in years 4 and 5)
•	Straight fixed variable rates in Georgia
•	Pipeline replacement program (PRP) in Georgia; applied for in New Jersey
•	Weather normalization programs (WNA) in New Jersey, Tennessee and Virginia
•	PGA adjustment for bad debt in Tennessee
•	Sequent asset manager for all utilities

$80
$70
$60
$50
$40
$30
$20
$10
in millions
$20
$41
$63
$74
2001
2002
2003
2004

Firm Gross Margin
80%
70%
60%
50%
40%
30%
20%
10%
Fixed
Variable
2001
2002
2003
2004

AGL Resources

Bank of America Investor Conference - AGL Resources

SouthStar Energy Generates
Annuity-Like Returns
•	Georgia’s leading retail gas marketer with 531,000 average customers as of June 2005
•	Market share consistently in the 36 to 38% range
•	Strong margins come largely from fixed charges
•	Focused on high-grading customer base and improving efficiency of operations
•	Bad debt expense was 0.7% of total revenue for first six months of 2005, compared to 1.4% for first six months of 2004 and 5.2% in 2001.
*Denotes EBIT for 100% of the partnership.
SouthStar EBIT*

Bank of America Investor Conference - AGL Resources

Rockies
Chicago
Mid Cont Field
S. Texas
Mid Atlantic
Northeast
Henry Hub
Waha
10.24
8.69
4.18
9.06
4.36
9.79
4.50
9.03
4.305
11.03
4.57
4.56
11.46
5.05
11.33
4.95
Florida Zone 3
11.74
4.865
Locational Spreads
to Henry:
Rock
Waha
MC
Chicago
MA
NE
STX
Florida Z3
2004
(.39)
(.21)
(.265)
(.01)
.38
.48
(.07)
.295
2005
(2.34)
(1.97)
(2.0)
(.79)
.30
.43
(1.24)
.71
(Data as of August 30, 2005)
Source: Gas Daily
Regional Natural Gas Prices and
Location Spreads

TRILLION CUBIC FEET
35
30
25
20
15
10
5
0
LNG
ALASKA
MACKENZIE DELTA
NON-ARCTIC CANADA
ROCKIES
GULF OF MEXICO SHELF
GULF OF MEXICO DEEPWATER
OTHER LOWER-48*
1990
1995
2000
2005
2010
2015
2020
2025
YEAR
* Includes lower-48 production, ethane rejection, and supplemental gas.

HI

AGL Resources

Bank of America Investor Conference - AGL Resources

1 - 2
Additional
1-2
New
4 - 6 Additional
    Existing
    Under Construction
Existing, Under Construction and Probable
North American LNG Terminals
Gulf of Mexico Production Decline
to be Offset by LNG Imports
Source: EIA
U.S. Resource Base Requires Gulf Coast
Infrastructure Investment

Bank of America Investor Conference - AGL Resources

   Salt Dome Geology
•	Formed from natural salt deposits to form large dome-type structures
•	Caverns created using water to dissolve and extract salt from the deposit, leaving a large empty space in the formation
•	The process, leaching, involves drilling a well and cycling large amounts of water through the well
•	The resulting cavern is essentially impermeable, making it ideal for storing natural gas

Jefferson Island: Annuity-Like But Positioned For Growth

Transcontinental Gas Pipeline Corp
Southern Natural Gas Co
Southern Natural Gas Co (SGNG)
Henry Hub
Gulf of Mexico
Cross Tex (LIG)
Texas Gas
Columbia Gulf
Tennessee
Jefferson Island Storage and Hub
Lake Peigneur
Erath
Delcambre
Sea Robin
Southern Natural (Future)
Trunkline (Future)
Sabine, Gulf South, NGPL
Henry Hub
ChevronTexaco

Bank of America Investor Conference - AGL Resources

Jefferson Island
Storage and Hub
•	Salt-cavern storage 10 miles northeast of Henry Hub; working gas capacity of 6.9 Bcf
•	Accretive to earnings from day of purchase October 2004
•	Caverns now fully subscribed
•	As of October 2005; capable of 10- to 12- turn service
•	Evaluating economics of leaching third and fourth caverns for minimum 12 Bcf additional working gas capacity
•	Strategically located asset with 8 pipeline interconnects positioned to capture both Gulf Coast volatility and LNG growth opportunities

Counterparty Credit Ratings

3%
51%
46%
A- or Higher
BBB+ to BBB-
BB+ and Below

Municipal 2%
LDCs 3%
Producers 5%
End Users 12%
Trading Companies 13%
Utilities 65%

Credit Exposure by Counterparty Type

AGL Resources

Bank of America Investor Conference - AGL Resources

Business Focus
•	Asset Management
•	Wholesale Trading and Marketing
•	Origination
•	Producer Services
Market Focus
•	Southeast, Mid-West, Mid-Atlantic and Northeast regions
Risk Management
•	Single commodity: natural gas
•	Strong portfolio credit quality and no credit losses to date
•	Obsessively tuned-in management
Sequent Energy Management:
Defined Approach to Marketing, Asset Management
and Risk Management

Sequent – Physical Logistics to Capitalize on Inherent Market Volatility

Sales Volume (Bcf/day)
2.5
2.0
1.5
1.0
0.5
1.4
2.1
2.2
2002
2003
2004
YTD 6/2005

1 Day VaR
10 Day VaR

Counterparties
Pipelines
Quarter Ended
Counterparties
Pipelines

Affiliated Asset Management
3rd Party Asset Management, Origination & Trading
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
37%
65%
2003
2004

AGL Resources

Bank of America Investor Conference - AGL Resources

Volume
Value at Risk (VaR)
Gross Margin
Counterparties & Pipelines

($MM)
$500
$400
$300
$200
$100
$0
'05-'09 FFO CAGR = 6%
FFO
Excess
Cash Outflows
70
113
36
45
75
167
40
95
93
199
25
27
52
93
150
25
30
94
150
25
31
94
150
25
38
94
150
25
45
2003
2004
2005P
2006P
2007P
2008P
2009P
PRP
ERC
NUI
Other CapEx
Dividends*

Dividend Payout
80%
70%
60%
50%
40%
55%
67%
2004 Payout Ratio
ATG
Peers

Dividend Yield
6%
4%
2%
0%
3.3%
3.9%
Dividend Yield

Assumes no dividend increase as of 9/15/05

Bank of America Investor Conference - AGL Resources

Financially Sound with
Excellent Prospects
•	Annual surplus projected to grow from $100 million to $180 million annually
•	Peer group average payout would result in a 24% dividend increase
•	Earnings growth goals of 6% could be reflected in dividend
•	Excess could reduce debt to 47.5% of total capitalization by 2009
•	Pursuit of Pivotal growth initiatives

Bank of America Investor Conference - AGL Resources

What’s Not To Like?
Why ATG?
•	Solid base of utilities with an efficiency focus
•	Supportive regulatory framework
•	Well positioned to be both a consolidator and Gulf Coast supply participant
•	Highly experienced management
•	Earnings trajectory that supports valuation
•	Improving cash flow from operations to support competitive dividend and potential to make investments in accretive investments

NYSE: ATG